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                                                                      EXHIBIT 23

                          INDEPENDENT AUDITORS' CONSENT

        We consent to the incorporation by reference in the Registration Statement No. 333-95973 of M & F Bancorp, Inc. on Form S-8 of our report dated January 24, 2003, incorporated by reference in the Annual Report on Form 10-KSB of M&F Bancorp, Inc. for the year ended December 31, 2002.

/s/ DELOITTE & TOUCHE LLP

Raleigh, North Carolina
March 28, 2003